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                      THE DIRECTOR SELECT VARIABLE ANNUITY
                                    SERIES I

                                 issued through

                              SEPARATE ACCOUNT ONE

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

    Supplement dated February 1, 2000 to the Prospectus dated October 1, 1999

This supplement describes a change to the Separate Account that is available under your The Director Select Variable Annuity Contract. Hartford Life and Annuity Insurance Company ("Hartford") plans to replace the Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio, and Mentor VIP Perpetual International Portfolio (collectively, the "Old Funds") currently available under the Contract, with three new portfolios, the Evergreen VA Capital Growth Fund, Evergreen VA Growth Fund, and Evergreen VA Perpetual International Fund (collectively, the "New Funds"). Each new Evergreen Fund will have the same investment objectives, the same investment advisor, (Mentor Investment Advisors, LLC or Mentor Perpetual Advisors, LLC), and the same advisory fees as the replaced Mentor Portfolio. The Old Funds are series of Mentor Variable Investment Portfolios, and the New Funds are series of Evergreen Variable Annuity Trust.

Hartford has filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Evergreen VA Capital Growth Fund for shares of the Mentor VIP Capital Growth Portfolio, shares of the Evergreen VA Growth Fund for shares of the Mentor VIP Growth Portfolio, and shares of the Evergreen VA Perpetual International Fund for shares of the Mentor VIP Perpetual International Portfolio. The effect of the share substitutions will be to replace the Old Funds with the New Funds as investment options under your Contract. Before the proposed substitutions we will send you a prospectus for the New Funds.

Hartford plans to carry out the proposed substitutions on February 1, 2000 (after all necessary regulatory approvals have been obtained), by redeeming shares of the Old Funds and purchasing shares of the New Funds. If carried out, the proposed substitutions would result in moving all The Director Select Contract Value currently invested in the Old Funds into the New Funds. Thereafter, the Old Funds will not be available under the Contract (for purchase payments or transfers).

Additional information about the New Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the prospectus for the New Funds which we have sent to you. There is no assurance that any New Fund will achieve its stated objective.


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Hartford will not impose restrictions or fees on transfers out of the Old Funds until at least 30 days after the substitutions.

Please keep this supplement with your Contract prospectus for your reference. UNLESS OTHERWISE STATED, CAPITALIZED TERMS HAVE THE SAME DEFINITIONS AS IN THE PROSPECTUS.

If you have any questions about this change, please contact your financial consultant or call Hartford, 1-800-862-6668.

                 THIS PROSPECTUS SUPPLEMENT MUST BE ACCOMPANIED
                                     BY THE
   PROSPECTUS FOR THE DIRECTOR SELECT VARIABLE ANNUITY DATED FEBRUARY 1, 2000